LAUDUS TRUST

Laudus Mondrian Funds

Laudus Mondrian International Equity Fund

Laudus Mondrian Emerging Markets Fund

Supplement dated October 1, 2014, to the

Statutory Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2014

This supplement provides new and additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

LAUDUS MONDRIAN INTERNATIONAL EQUITY FUND

Effective October 1, 2014, the contractual expense limitation of the investment adviser on the Laudus Mondrian International Equity Fund’s annual fund operating expenses will be reduced as follows:

	Current Annual Fund Operating Expense Limit	New Annual Fund Operating Expense Limit
Institutional	1.05%	0.90%
Select	1.12%	1.05%
Investor	1.40%	1.30%

Further, effective October 1, 2014, the investment advisory fee paid to Charles Schwab Investment Management, Inc. for the Laudus Mondrian International Equity Fund will be reduced to 0.75% on all assets from 0.85% on the first $1 billion in average daily net assets and 0.80% over $1 billion.

The “Annual fund operating expenses” table and the “Example” section, including the “Expenses on a $10,000 investment” table, under the heading “Fund fees and expenses” on Page 1 of the Prospectus are deleted and replaced in their entirety with the following:

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)

	Institutional	Select	Investor
Management fees	0.75	0.75	0.75
Distribution (12b-1) fees	None	None	0.25
Other expenses	0.22	0.23	0.19

Total annual fund operating expenses	0.97	0.98	1.19
Less expense reduction	(0.07)	—	—

Total annual fund operating expenses after expense reduction[1]	0.90	0.98	1.19

[1]

The investment adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the fund to 0.90%, 1.05%, and 1.30% for the Institutional, Select and Investor classes, respectively, until at least July 30, 2016. During this term, the agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the fund to the investment adviser during the next two fiscal years to the extent that the repayment will not cause the fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year. The investment adviser may, but is not required to, extend the agreement for additional years.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The one-year figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Institutional	$92	$295	$522	$1,177
Select	$100	$312	$542	$1,201
Investor	$121	$378	$654	$1,443

LAUDUS MONDRIAN EMERGING MARKETS FUND

Effective October 1, 2014, the contractual expense limitation of the investment adviser on the Laudus Mondrian Emerging Markets Fund’s annual fund operating expenses will be reduced as follows:

	Current Annual Fund Operating Expense Limit	New Annual Fund Operating Expense Limit
Institutional	1.45%	1.20%
Select	1.52%	1.35%
Investor	1.80%	1.60%

Further, effective October 1, 2014, the investment advisory fee paid to Charles Schwab Investment Management, Inc. for the Laudus Mondrian Emerging Markets Fund will be reduced to 1.00% on all assets from 1.20% on the first $1 billion in average daily net assets and 1.15% over $1 billion.

The “Annual fund operating expenses” table and the “Example” section, including the “Expenses on a $10,000 investment” table, under the heading “Fund fees and expenses” on Page 5 of the Prospectus are deleted and replaced in their entirety with the following:

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)

	Institutional	Select	Investor
Management fees	1.00	1.00	1.00
Distribution (12b-1) fees	None	None	0.25
Other expenses	0.17	0.32	0.32

Total annual operating expenses	1.17	1.32	1.57
Less expense reduction	—	—	—

Total annual fund operating expenses after expense reduction[1]	1.17	1.32	1.57

[1]

The investment adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the fund to 1.20%, 1.35%, and 1.60% for the Institutional, Select and Investor classes, respectively, until at least July 30, 2016. During this term, the agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the fund to the investment adviser during the next two fiscal years to the extent that the repayment will not cause the fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year. The investment adviser may, but is not required to, extend the agreement for additional years.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The one-year figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Institutional	$119	$372	$644	$1,420
Select	$134	$418	$723	$1,590
Investor	$160	$496	$855	$1,867

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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